Evolution VP Managed Bond Fund
Evolution VP All-Cap Equity Fund

each a Series of the
DIREXION INSURANCE TRUST

Supplement dated October 21, 2009
to the Prospectus dated April 30, 2009

The Board of Trustees of the Direxion Insurance Trust (the “Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the Trust’s adviser, and Flexible Plan Investments, Ltd., the subadviser for the Evolution VP Managed Bond Fund and Evolution VP All-Cap Equity Fund (the “Funds”), has determined to close the Funds.  The Funds will be closed to new purchases of additional shares as of the close of trading on October 23, 2009 (except purchases made through reinvestment of dividends, if any) and will be liquidated on or about December 15, 2009 (the “Liquidation Date”).  Each Fund will no longer pursue its stated investment objective after November 30, 2009.

On the Liquidation Date, the Fund will distribute its assets to shareholders by redeeming their shares for cash, and will thereafter wind-up its operations and terminate.  Please contact the issuer of your insurance contract or policy to determine if shares of the Fund are available for purchase under the contract or policy.

Please retain this Supplement with the Prospectus.